Exhibit 10.41

PERU COPPER INC.

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COMPUTERSHARE TRUST COMPANY OF CANADA

SPECIAL WARRANT INDENTURE

Providing for the Issue of

up to 4,285,716 Special Warrants

March 18, 2004

TABLE OF CONTENTS

ARTICLE 1 INTERPRETATION		2

1.1	Definitions	2
1.2	Words Importing the Singular	6
1.3	Interpretation not Affected by Headings	7
1.4	Day not a Business Day	7
1.5	Time of the Essence	7
1.6	Governing Law	7
1.7	Meaning of “outstanding” for Certain Purposes	7
1.8	Currency	8

ARTICLE 2 ISSUE OF SPECIAL WARRANTS		8

2.1	Issue of Special Warrants	8
2.2	Terms of Special Warrants	8
2.3	Special Warrant Certificates	9
2.4	Issue in Substitution for Lost Special Warrants	9
2.5	Special Warrantholder not a Shareholder	10
2.6	Special Warrants to Rank Pari Passu	10
2.7	Signing of Special Warrants	10
2.8	Certification by the Warrant Agent	10
2.9	Legended Certificates	11

ARTICLE 3 EXCHANGE AND OWNERSHIP OF SPECIAL WARRANTS		13

3.1	Exchange of Special Warrants	13
3.2	Charges for Exchange	14
3.3	Ownership of Special Warrants	14
3.4	Registration and Transfer of Special Warrants	14

ARTICLE 4 EXERCISE OF SPECIAL WARRANTS		16

4.1	Exercise During Exercise Period	16
4.2	Notice of Effective Date	16
4.3	Notice of End of Exercise Period	16
4.4	Method of Exercise of Special Warrants	16
4.5	Effect of Exercise of Special Warrants	17
4.6	No Fractional Purchase Warrants	21
4.7	Expiration of Special Warrants	21
4.8	Exercise of Special Warrants upon Effective Date	21
4.9	Accounting and Recording	21
4.10	Cancellation of Surrendered Special Warrants	21
4.11	Partial Exercise of Special Warrants	22

ARTICLE 5 PROTECTION OF THE WARRANT AGENT		22

5.1	Protection of Warrant Agent	22

ARTICLE 6 RIGHTS AND COVENANTS		22

6.1	General Covenants of the Company	22
6.2	Warrant Agent’s Remuneration and Expenses	23
6.3	Performance of Covenants by Warrant Agent	23

ARTICLE 7 ENFORCEMENT		24

7.1	Suits by Special Warrantholders	24

ARTICLE 8 MEETINGS OF SPECIAL WARRANTHOLDERS		24

8.1	Right to Convene Meetings	24
8.2	Notice	24
8.3	Chairman	25
8.4	Quorum	25
8.5	Power to Adjourn	25
8.6	Show of Hands	25
8.7	Poll	26
8.8	Voting	26
8.9	Regulations	26
8.10	Company and Warrant Agent may be Represented	27
8.11	Powers Exercisable by Extraordinary Resolution	27
8.12	Meaning of “Extraordinary Resolution”	28
8.13	Powers Cumulative	29
8.14	Minutes	29
8.15	Instruments in Writing	30
8.16	Binding Effect of Resolutions	30
8.17	Holdings by Company Disregarded	30

ARTICLE 9 SUPPLEMENTAL INDENTURES AND SUCCESSOR COMPANIES		30

9.1	Provision for Supplemental Indentures for Certain Purposes	30
9.2	Successor Companies	32

ARTICLE 10 CONCERNING THE WARRANT AGENT		32

10.1	Trust Indenture Legislation	32
10.2	Rights and Duties of Warrant Agent	32
10.3	Evidence, Experts and Advisers	34
10.4	Action by Warrant Agent to Protect Interests	35
10.5	Warrant Agent not Required to Give Security	35
10.6	Protection of Warrant Agent	35
10.7	Replacement of Warrant Agent	36
10.8	Conflict of Interest	37
10.9	Acceptance of Trusts	38
10.10	Warrant Agent Not to be Appointed Receiver	38
10.11	Authorization to Carry on Business	38

ARTICLE 11 GENERAL		38

11.1	Notice to the Company and the Warrant Agent	38
11.2	Notice to the Special Warrantholders	40

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11.3	Discretion of Directors	40
11.4	Satisfaction and Discharge of Indenture	40
11.5	Provisions of Indenture and Special Warrants for the Sole Benefit of Parties and Special Warrantholders	41
11.6	Counterparts and Formal Date	42

SCHEDULE “A” – FORM OF SPECIAL WARRANT CERTIFICATE		A-1

SCHEDULE “B” – CERTIFICATE		B-1

SCHEDULE “C” – FORM OF NOTICE TO WARRANT AGENT		C-1

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THIS SPECIAL WARRANT INDENTURE dated as of March 18, 2004

BETWEEN :
PERU COPPER INC.
a corporation existing under the federal laws of Canada

(hereinafter called the “Company”)

AND

COMPUTERSHARE TRUST COMPANY OF CANADA,
a trust company incorporated under the laws of Canada

(hereinafter called the “Warrant Agent”)

RECITALS

WHEREAS:

A. The Company proposes to issue Special Warrants (as hereinafter defined) exercisable by the holder into Purchase Warrants (as hereinafter defined) on the terms hereinafter set;

B. The Company is duly authorized to create and issue the Special Warrants to be issued as herein provided;

C. All things necessary have been done and performed to make the Special Warrants, when certified by the Warrant Agent and issued as provided in this indenture, legal, valid and binding upon the Company with the benefits of and subject to the terms in this indenture;

D. The foregoing recitals are made as statements of fact by the Company and not by the Warrant Agent;

E. The Warrant Agent has agreed to enter into this indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Special Warrants issued pursuant to this indenture from time to time;

NOW THEREFORE, in consideration of the premises and the covenants of the parties, the Company hereby appoints the Warrant Agent as trustee for the Special Warrantholders (as hereinafter defined), to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Special Warrants issued pursuant to this indenture from time to time and it is hereby agreed and declared as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions

In this indenture, unless there is something in the subject matter or context inconsistent therewith:

“Accredited Investor” means an accredited investor as defined in Rule 501 (a) of Regulation D;

“Agency Agreement” means the agency agreement entered into by, among others, the Company and the Agents, dated March 18, 2004, in respect of, among other things, the issuance of the Special Warrants;

“Agents” means collectively, BMO Nesbitt Burns Inc., Haywood Securities Inc. and their respective U.S. Affiliates;

“Applicable Legislation” means the provisions of the statutes of Canada and its provinces and the regulations under those statutes relating to trust indentures and/or the rights, duties or obligations of issuers and trustees under trust indentures as are from time to time in force and applicable to this indenture;

“Business Day” means a day that is not a Saturday, Sunday, a day on which banks are closed in the City of Toronto, Ontario or civic or statutory holiday in the City of Toronto, Ontario;

“Closing Date” or “Closing Dates”, as the context requires, means one or more or both of the First Closing Date or the Second Closing Date;

“Common Shares” means the common shares in the capital of the Company;

“Company” means Peru Copper Inc., a corporation existing under the federal laws of Canada, and its lawful successors from time to time;

“Counsel” means a barrister or solicitor (who may be an employee of the Company) or a firm of barristers and solicitors (who may be counsel to the Company);

“director” means a member of the board of directors of the Company for the time being, and unless otherwise specified herein, reference to “action by the board of directors” means action by the board of directors of the Company as a board or, whenever duly empowered, action by a committee of the board;

“Effective Date” means the date upon which the Corporation completes an IPO;

“Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP), members of these programs usually being members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers and/or banks and trust companies in the United States;

“Exchange Number” at any time means that number of Warrants that Special Warrantholders are entitled to receive upon the exercise of the rights of each Special Warrant, as the number may be adjusted pursuant to Article 5 hereof, such number being equal to one Warrant per Special Warrant as of the date hereof;

“Exercise Date” with respect to any Special Warrant means the earlier of the date on which the Special Warrant is duly surrendered in accordance with the provisions of section 4.1 or the date of deemed exercise of the Special Warrants pursuant to section 4.8;

“Exercise Period” means the period commencing on the date of this indenture and terminating at 5:00 p.m. (Toronto time) on the Effective Date;

“extraordinary resolution” has the meaning ascribed thereto in sections 8.12 and 8.15;

“First Closing Date” means March 18, 2004 or such later date as the Corporation and the Agents may mutually agree upon;

“IPO” means a Qualified IPO or a Non-Qualified IPO;

“Non-Qualified IPO” means (i) an initial public offering of Common Shares with an offering amount of less than US$25 million, or a reverse-take over transaction, pursuant to which the Common Shares (in the case of an initial public offering) or common shares of the acquiring company (in the case of a reverse take-over) are listed on the TSX or another internationally recognized stock exchange, provided that the prospectus (the “Prospectus”) with respect to the Non-Qualified IPO qualifies, among other things the Purchase Warrants and the Common Shares underlying the Purchase Warrants or the common shares of the acquiring company issued on the exchange of, among other things the Purchase Warrants in a reverse take-over transaction such that those securities are freely tradable; or (ii) a merger, amalgamation, arrangement, take-over or other form of corporate transaction pursuant to which an arm’s length third party acquires voting control of the Company, provided that such transaction is accepted in accordance with the voting requirements and other conditions established by the Agency Agreement;

“Offering Jurisdictions” means the Provinces of British Columbia and Ontario, the United States and such other jurisdictions outside of Canada that are agreed to by the Company and the Agents;

“person” means an individual, a corporation, a partnership, a syndicate, a trustee or any unincorporated organization and words importing persons are intended to have a similarly extended meaning;

“Purchase Warrant Indenture” means an indenture between the Company and the Warrant Agent dated the date hereof providing for, among other things, the governance of the Purchase Warrants;

“Purchase Warrants” means the common share purchase warrants of the Company governed by the Purchase Warrant Indenture, each Purchase Warrant entitling the holder to purchase one Common Share at a price of $2.00 per share prior to 5:00 p.m. (Toronto time) on or before the date that is 24 months from the Closing Date;

“Purchaser” means a purchaser of Special Warrants;

“Qualified IPO” means (i) an initial public offering of Common Shares with a minimum offering amount of US$25 million, or a reverse-take over transaction, pursuant to which the Common Shares (in the case of an initial public offering) or common shares of the acquiring company (in the case of a reverse take-over) are listed on the TSX or another internationally recognized stock exchange, provided that the Prospectus with respect to the Qualified IPO qualifies, among other things, the Purchase Warrants and the Warrant Shares or the common shares of the acquiring company issuable upon the conversion of, among other things, the Purchase Warrants in a reverse take-over transaction such that those securities are freely tradable; or (ii) a merger, amalgamation, arrangement, take-over or other form of corporate transaction pursuant to which an arm’s length third party acquires voting control of the Company, provided that such transaction is accepted in accordance with the voting requirements and other conditions set out in the Agency Agreement;

“Regulation D” means Regulation D under the U.S. Securities Act;

“Regulation S” means Regulation S under the U.S. Securities Act;

“Second Closing Date” means April 30, 2004 or such other date as the Corporation and the Agents may mutually agree upon;

“Securities Commissions” means the securities regulatory authorities of the Offering Jurisdictions;

“Securities Laws” means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and published interpretation notes of the Securities Commissions of the Offering Jurisdictions;

“shareholder” means an owner of record of one or more Common Shares or shares of any other class or series of the Company;

“Special Warrant Certificates” means the certificates representing the Special Warrants substantially in the form attached as Schedule “A” hereto or such other form as may be approved under subsection 2.4(1) evidencing Special Warrants;

“Special Warrant Purchase Price” means that part of the purchase price of the Units ascribed to the Special Warrants;

“Special Warrantholders’ Request” means an instrument, signed in one or more counterparts by Special Warrantholders holding, in the aggregate, not less than 10% of the aggregate number of all Special Warrants then outstanding, requesting the Warrant Agent to take some action or proceeding specified therein;

“Special Warrantholders” or “holders” means the holders of Special Warrants for the time being entered in the register maintained pursuant to Section 3.4;

“Special Warrants” means the special warrants authorized to be created by the Company under section 2.1 and governed by this indenture, entitling the holders thereof to acquire Purchase Warrants subject to the terms and conditions of this indenture and the Special Warrant Certificates, as evidenced by Special Warrant Certificates;

“subsidiary of the Company” means a corporation, a majority of the outstanding voting shares of which is owned, directly or indirectly, by the Company or by one or more subsidiaries of the Company and, as used in this definition, “voting shares” means shares of a class or classes ordinarily entitled to vote for the election of the majority of the directors of a corporation irrespective of whether or not shares of any other class or classes shall have or might have the right to vote for directors by reason of the happening of any contingency;

“this Special Warrant Indenture”, “this indenture”, “herein”, “hereby” and similar expressions mean or refer to this Special Warrant Indenture and any indenture, deed or instrument supplemental or ancillary hereto; and the expressions “Article”, “section” or “subsection” followed by a number or letter mean and refer to the specified Article, section or subsection of this indenture;

“Time of Expiry” means, in respect of a Special Warrant, 5:00 p.m. (Toronto time) on the Effective Date;

“Transfer Agent” means the transfer agent or agents for the time being of the Common Shares;

“U.S. Affiliates” means Harris Nesbitt Corp. and Haywood Securities (USA) Inc., the United States registered broker-dealer affiliates of the Agents;

“U.S. Person” means a U.S. person as that term is defined in Regulation S;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

“United States” means the United States as that term is defined in Regulation S;

“Units” means the units of the Company, each comprised of a convertible note in the principal amount of US$1.33 and one-half of a Special Warrant;

“Warrant Agent” means Computershare Trust Company of Canada, a trust company existing under the laws of Canada, or any lawful successor thereto including through the operation of section 10.7; and

“Warrant Shares” means the Common Shares issuable upon the due exercise of the Purchase Warrants.

“written order of the Company”, “written request of the Company”, “written consent of the Company” and “certificate of the Company” and any other document required to be signed by the Company, means, respectively, a written order, request, consent, certificate or other document signed in the name of the Company by any officer or director and may consist of one or more instruments so executed.

1.2	Words Importing the Singular

Words importing the singular include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3	Interpretation not Affected by Headings

The division of this indenture into Articles, sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this indenture.

1.4	Day not a Business Day

In the event that any day on which the Exercise Period expires or on or before which any action is required to be taken hereunder is not a Business Day, then the Exercise Period shall expire on or the action shall be required to be taken on or before the next succeeding day that is a Business Day.

1.5	Time of the Essence

Time shall be of the essence in all respects in this indenture, the Special Warrants and the Special Warrant Certificates.

1.6	Governing Law

This indenture, the Special Warrants and the Special Warrant Certificates shall be construed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as Ontario contracts.

1.7	Meaning of “outstanding” for Certain Purposes

Except as provided in sections 4.7 and 4.8, every Special Warrant Certificate countersigned and delivered by the Warrant Agent hereunder shall be deemed to be outstanding until it has been surrendered to the Warrant Agent pursuant to this indenture, provided however that:

(a)	a Special Warrant Certificate that has been partially exchanged shall be deemed to be outstanding only to the extent of the unexchanged part of the Special Warrants evidenced thereby; and

(b)	where a Special Warrant Certificate has been issued in substitution for a Special Warrant Certificate that has been lost, stolen or destroyed, only the Special Warrant Certificate so issued in substitution shall be counted for the purpose of determining the Special Warrants outstanding.

1.8	Currency

Unless otherwise stated, all dollar amounts referred to in this indenture are in United States dollars.

1.9	Termination

This indenture shall continue in full force and effect until the earlier of: (a) the Time of Expiry; and (b) the date that no Special Warrants are outstanding hereunder; provided that this indenture shall continue in effect thereafter, if applicable, until the Company and the Warrant Agent have fulfilled all of their respective obligations under this Indenture.

ARTICLE 2

ISSUE OF SPECIAL WARRANTS

2.1	Issue of Special Warrants

The creation by the Company of a total of up to 4,285,716 Special Warrants are hereby authorized and created to be issued at the Special Warrant Purchase Price. Special Warrant Certificates evidencing Special Warrants shall be executed by the Company and upon the written direction of the Company shall be certified by or on behalf of the Warrant Agent and delivered by the Warrant Agent to the Company in accordance with such written direction of the Company.

2.2	Terms of Special Warrants

(1) The Special Warrant Certificates for the Special Warrants shall be substantially in the form attached as Schedule “A” hereto, subject to the provisions of this indenture, with such additions, variations and changes as may be required or permitted by the terms of this indenture, and which may from time to time be agreed upon by the Warrant Agent and the Company, and shall have such legends, distinguishing letters and numbers as the Company may, with the approval of the Warrant Agent, prescribe. Except as hereinafter provided in this Article 2, all Special Warrants shall, save as to denominations, be of like tenor and effect. The Special Warrant Certificates may be engraved, printed, lithographed, photocopied or be partially in one form or another, as the Company may determine. No change in the form of the Special Warrant Certificate shall be required by reason of any adjustment made pursuant to this Article 2 in the number and/or class of securities or type of securities that may be acquired pursuant to the Warrants.

(2) Each Special Warrant authorized to be issued hereunder shall entitle the registered holder thereof to acquire, upon due exercise and due execution of the subscription form endorsed on the Special Warrant Certificate or other instrument of subscription in such form as the Warrant Agent and/or the Company may from time to time prescribe, one Purchase Warrant at any time after the date of issuance of such Special Warrants and prior to the Time of Expiry, in accordance with the provisions of this indenture.

(3) Fractional Special Warrants shall not be issued or otherwise provided for.

2.3	Special Warrant Certificates

(1) The Company shall issue Special Warrants in registered form only and shall be evidenced only by Special Warrant Certificates with appropriate insertions, omissions, substitutions and variations as may be required or permitted by the terms of this indenture and certification of the Special Warrant Certificates by the Warrant Agent shall be conclusive evidence of approval by the Company and the Warrant Agent of any such insertion, omission, substitution and variation. The Special Warrant Certificates shall be dated as of the date hereof (regardless of their actual date of issue), shall bear such legends, distinguishing letters and numbers as the Company shall, with the approval of the Warrant Agent, prescribe.

(2) The Warrant Agent shall maintain and make available to the Company a register, in accordance with section 3.4 of this indenture, of the names and addresses of all persons to whom Special Warrant Certificates have been issued and the Warrant Agent shall mail or deliver Special Warrant Certificates evidencing the Special Warrants to those persons or as directed by the Company.

2.4	Issue in Substitution for Lost Special Warrants

(1) In case any of the Special Warrant Certificates issued and certified in this indenture shall become mutilated or be lost, destroyed or stolen, the Company, subject to applicable law and to subsection 2.4(2), shall issue and thereupon the Warrant Agent shall certify and deliver a new Special Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen upon surrender of, in place of and upon cancellation of the mutilated Special Warrant Certificate or in lieu of and in substitution for the lost, destroyed or stolen Special Warrant Certificate and the substituted Special Warrant Certificate shall be in a form approved by the Warrant Agent and the Special Warrants evidenced by it will entitle the holder to the benefit hereof and will rank equally in accordance with its terms with all other Special Warrant Certificates issued or to be issued hereunder.

(2) The applicant for the issue of a new Special Warrant Certificate pursuant to this section shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company and to the Warrant Agent such evidence of ownership and of the loss, destruction or theft of the Special Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company and to the Warrant Agent in their discretion and the applicant shall also be required to furnish an indemnity or security in amount and form satisfactory to the Company and the Warrant Agent in their discretion and shall pay the reasonable charges of the Company and the Warrant Agent in connection therewith.

2.5	Special Warrantholder not a Shareholder

Nothing in this indenture or in the holding of a Special Warrant evidenced by a Special Warrant Certificate or otherwise shall be construed as conferring upon a Special Warrantholder any right or interest whatsoever as a shareholder, including but not limited to the right to vote at, to receive notice of, or to attend meetings of shareholders or any other proceedings of the Company or the right to receive any dividends or other distributions.

2.6	Special Warrants to Rank Pari Passu

A Special Warrant shall rank pari passu with all other Special Warrants, whatever may be the actual date of issue of the Special Warrant Certificates that evidence them.

2.7	Signing of Special Warrants

The Special Warrant Certificates shall be signed by any one of the directors or officers of the Company and may, but need not be under a corporate seal of the Company or a reproduction thereof. The signature of any such director or officer may be mechanically reproduced in facsimile, engraved, printed or lithographed and Special Warrant Certificates bearing those facsimile signatures shall be binding upon the Company as if they had been manually signed by the director or officer. Notwithstanding that the person whose manual or facsimile signature appears on any Special Warrant Certificate as a director or officer may no longer hold office at the date of the Special Warrant Certificate or at the date of certification or delivery thereof, any Special Warrant Certificate signed as aforesaid shall, subject to section 2.8, be valid and binding upon the Company and the registered holder thereof will be entitled to the benefits of this indenture.

2.8	Certification by the Warrant Agent

No Special Warrant Certificate shall be issued or, if issued, shall be valid or entitle the holder to the benefit hereof until it has been certified by manual signature by or on behalf of the Warrant Agent in accordance with a written direction of the Company, substantially in the form approved by the Company and the Warrant Agent and the certification by the Warrant Agent upon any Special Warrant Certificate shall be conclusive evidence as against the Company that the Special Warrant Certificate so certified has been duly issued hereunder and that the holder is entitled to the benefit hereof. The certification of the Warrant Agent on Special Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Warrant Agent as to the validity of this Agreement or the Special Warrant Certificates (except the due certification thereof) and the Warrant Agent shall in no respect be liable or answerable for the use made of the Special Warrant Certificates duly certified by the Warrant Agent in accordance with the instructions of the Company or the consideration thereof.

2.9	Legended Certificates

(1) The Special Warrants, the Purchase Warrants issuable upon the exercise of the Special Warrants and the Warrant Shares have not been, and will not be, registered under the U.S. Securities Act.

(2) Each Special Warrant Certificate originally issued to a U.S. Person, a person in the United States or a person for the account or benefit of a U.S. Person or a person in the United States, as well as all certificates issued in exchange for or in substitution of the foregoing securities, shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULES 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE U.S. STATE SECURITIES LAWS, AND THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE CORPORATION AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. AT ANY TIME THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 902 UNDER THE 1933 ACT, A NEW CERTIFICATE, BEARING NO LEGEND, THE DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM THE COMPANY’S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN FORM SATISFACTORY TO THE COMPANY AND THE COMPANY’S TRANSFER AGENT TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATIONS UNDER THE

1933 ACT AT A TIME WHEN THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 902 UNDER THE 1933 ACT.”;

provided that, if Special Warrants or Purchase Warrants are being sold in compliance with the requirements of Rule 904 of Regulation S of the U.S. Securities Act and in compliance with Canadian local laws and regulations, and provided that the Corporation is a “foreign private issuer” within the meaning of Regulation S at the time of sale, any such legend may be removed by providing a declaration to the Corporation’s registrar and transfer agent to the effect set forth in Schedule “B” hereto (or as the Corporation may prescribe from time to time); and provided, further, that, if any such Special Warrants or Purchase Warrants are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws. The Warrant Agent shall, upon receipt of the executed form of “Declaration for Removal of Legend” as set forth in Schedule “B” hereto, issue a new certificate within three Business Days thereof;

(3) If a Special Warrant Certificate or Purchase Warrant certificate issued with respect to an exercise of Special Warrants is tendered for transfer and bears the legend set forth in paragraph 2.9(2) hereof and the holder thereof has not obtained the prior written consent of the Corporation, the Warrant Agent or the registrar and transfer agent of the Common Shares and/or Warrants, as the case may be, the Warrant Agent shall not register such transfer unless the holder complies with the requirements of the said paragraph 2.9(2) hereof.

(4) Each Special Warrant Certificate originally issued to every Purchaser resident in Canada, as well as all certificates issued in exchange for or in substitution of the Special Warrant Certificates, shall bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE EARLIER OF (i) THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE DATE THE ISSUER FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AND SASKATCHEWAN, IF THE ISSUER IS A SEDAR FILER; AND (ii) THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE PURCHASER OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE.”

provided that, if at any time, in the opinion of counsel to the Company, such legends are no longer necessary or advisable or should be changed under any such securities laws, or the holder of any such legended certificate, at the holder’s expense, provides the Company with evidence satisfactory in form and substance to the Company (that may include an opinion of counsel satisfactory to the Company) to the effect that such legends are not required such legended certificate may thereafter be surrendered to the Company in exchange for a certificate that does not bear such legend.

(5) The Warrant Agent shall have no obligation to ensure or to verify compliance with any applicable laws or regulatory requirements on the issue, exercise or transfer of any Special Warrants or any Purchase Warrant issuable upon the exercise of a Special Warrant, provided that such issue, exercise or transfer, as the case may be, is effected in accordance with the terms of this Indenture. The Warrant Agent shall be entitled to process all proffered transfers and exercises of Special Warrants upon the presumption that such transfers or exercises are permissible pursuant to all applicable laws and regulatory requirements. The Warrant Agent may assume for the purposes of this Indenture that any address on the register of the Special Warrant holders is the holder’s actual address. The Warrant Agent shall have no obligation to ensure that legends appearing on Special Warrants Certificates or Purchase Warrants comply with regulatory requirements or securities laws of any applicable jurisdiction. Unless and until it is advised in writing by the Company or its counsel that the Company is no longer a “foreign issuer” as defined in rule 902 under the U.S. Securities Act, the Warrant Agent shall be entitled to assume that the Company is a “foreign issuer” as defined in rule 902 under the U.S. Securities Act.

ARTICLE 3

EXCHANGE AND OWNERSHIP OF SPECIAL WARRANTS

3.1	Exchange of Special Warrants

(1) One or more Special Warrant Certificates may, upon compliance with the reasonable requirements of the Warrant Agent, be exchanged for one or more Special Warrant Certificates of different denomination(s) evidencing in the aggregate an equal number of Special Warrants as the number of Special Warrants represented by the Special Warrant Certificates being exchanged.

(2) Special Warrant Certificates may be exchanged only at the principal transfer office of the Warrant Agent in the City of Toronto, Ontario or at any other place that is designated by the Company in writing with the approval of the Warrant Agent. Any Special Warrant Certificates tendered for exchange shall be surrendered to the Warrant Agent or to its agent and cancelled. The Company shall sign all Special Warrant Certificates necessary to carry out exchanges as aforesaid and those Special Warrant Certificates shall be certified by or on behalf of the Warrant Agent.

3.2	Charges for Exchange

For each Special Warrant Certificate exchanged, the Warrant Agent, except as otherwise herein provided, shall charge, if required by the Company, a reasonable sum for each new Special Warrant Certificate issued. The party requesting the exchange, as a condition precedent thereto, shall pay such charges and shall pay or reimburse the Warrant Agent or the Company for all eligible transfer taxes or governmental or other similar transfer charges required to be paid in connection therewith.

3.3	Ownership of Special Warrants

The Company and the Warrant Agent and their respective agents may deem and treat the holder of any Special Warrant Certificate as the absolute owner of the Special Warrants represented thereby for all purposes and the Company and the Warrant Agent and their respective agents shall not be affected by any knowledge to the contrary except as required by statute or order of a court of competent jurisdiction. The holder of any Special Warrant shall be entitled to the rights evidenced by that Special Warrant free from all equities or rights of set-off or counterclaim between the Company and the original or any intermediate holder thereof and all persons may act accordingly and the receipt by any holder for the Purchase Warrants obtainable pursuant to the exercise of the Special Warrants shall be a good discharge to the Company and the Warrant Agent for the same and neither the Company nor the Warrant Agent shall be bound to inquire into the title of any holder.

3.4	Registration and Transfer of Special Warrants

(1) The Company hereby appoints the Warrant Agent as registrar of the Special Warrants. The Company may hereafter, with the consent of the Warrant Agent, appoint one or more other additional registrars of the Special Warrants.

(2) The Company shall cause a register to be kept by the Warrant Agent and the Warrant Agent agrees to maintain such a register at its principal stock transfer office in the City of Toronto, Ontario, in which shall be entered the names and addresses of the holders of Special Warrants and other particulars of the Special Warrants held by them respectively and of all transfers of Special Warrants, and the Warrant Agent shall be entitled to rely on such register in connection with the exchange, transfer, exercise or deemed exercise of any Special Warrant or Special Warrants pursuant to the terms of this indenture or the terms thereof. The Company shall also cause a transfer agency (a “Transfer Agency”) to be maintained by the Warrant Agent and the Warrant Agent shall maintain such Transfer Agency at its principal stock transfer office in the City of Toronto, Ontario and in such other place or places and by such other agent as the Company with the approval of the Warrant Agent may designate. No transfer of Special Warrants shall be valid unless: (i) made by the holder or the holder’s executors or administrators or other legal representatives or the holder’s or their attorney duly appointed by an instrument in writing, in form and executed in a manner satisfactory to the Warrant Agent; (ii) upon compliance with all applicable securities legislation and requirements of regulatory authorities, including applicable U.S. federal and state securities laws and such reasonable requirements as the Warrant Agent may prescribe; (iii) unless the transfer shall have been duly entered on the register by the Warrant Agent; and (iv) upon surrender of the Special Warrant Certificate evidencing the Special Warrants to be transferred in accordance with this Article and a duly completed and executed Form of Transfer attached to the Special Warrant Certificate. Without limitation, signatures on the Form of Transfer must be guaranteed by an authorized officer of a Canadian chartered bank (Schedule I) or by a medallion signature guarantee from a member of a recognized Medallion Signature Guarantee Program. The Warrant Agent is entitled to assume compliance with Securities Laws unless otherwise notified in writing by the Company.

(3) The register referred to in this section shall at all reasonable times be open for inspection by the Company, by the Warrant Agent and by any Special Warrantholder upon receipt by the Warrant Agent of a written request to permit such an inspection during normal business hours on a Business Day.

(4) Subject to subsection 3.4(2) the holder of a Special Warrant may at any time and from time to time have the Special Warrant transferred at any Transfer Agency in accordance with such reasonable regulations as the Warrant Agent and the Company may prescribe. Special Warrants shall only be transferred upon payment to the Warrant Agent by the holder of the Special Warrant of a reasonable sum for each new Special Warrant certificate issued upon such transfer and reimbursement of the Warrant Agent for any and all stamp taxes or other charges required to be paid in order to complete such transfer.

(5) Except as required by law, neither the Warrant Agent nor any other registrar nor the Company shall be charged with notice of or be bound to see to the execution of any trust, whether express, implied or constructive, in respect of any Special Warrant and may transfer any Special Warrant on the written direction of the holder thereof, whether named as trustee or otherwise, as though that person were the beneficial owner thereof.

(6) The register required to be kept at the City of Toronto, Ontario shall not be closed at any time. In the event that any Transfer Agency in any place is closed, notice of the closing shall be given to the Special Warrantholders by the Company, in the manner provided in section 12.2.

(7) The Warrant Agent shall, when the Company so requests in writing, furnish the Company with a list of names and addresses of the Special Warrantholders showing the number of Special Warrants held by each Special Warrantholder and the date and particulars of issue and transfer of each Special Warrant.

(8) No duty shall rest with the Warrant Agent to determine compliance of the transferor or transferee of the Special Warrants with applicable Securities Laws. The Warrant Agent shall be entitled to assume that all transfers are legal and proper.

ARTICLE 4

EXERCISE OF SPECIAL WARRANTS

4.1	Exercise During Exercise Period

The holder of a Special Warrant Certificate may exercise the Special Warrants represented by one or more Special Warrant Certificates at any time and from time to time in whole or in part during the Exercise Period in accordance with the provisions of section 4.4. Any such exercise, or any exercise by the Warrant Agent pursuant to section 4.8, shall be subject to the holder providing such assurances and executing such documents as may be required by the Company to ensure compliance with the Securities Laws. The Warrant Agent is entitled to assume compliance with Securities Laws unless otherwise notified in writing by the Company.

4.2	Notice of Effective Date

Upon the occurrence of the Effective Date the Company shall immediately give notice to the Warrant Agent (in the form attached hereto as Schedule “C”) by facsimile or courier to the address of the Warrant Agent set out in Article 11 of the occurrence of the Effective Date.

4.3	Notice of End of Exercise Period

Upon receipt by the Warrant Agent of the notice referred to in section 4.2, the Warrant Agent shall as soon as practicable give notice to the Special Warrantholders (in the form provided to the Warrant Agent by the Company) specifying the end of the Exercise Period and such information as may be needed, if any, to allow the holders to obtain Purchase Warrants issuable upon the exercise or deemed exercise of Special Warrants according to the terms of this indenture and the Special Warrant Certificate.

4.4	Method of Exercise of Special Warrants

(1) The holder of any Special Warrant may, during the Exercise Period, exercise the right to acquire Purchase Warrants by surrendering to the Warrant Agent at its principal stock transfer office in the City of Toronto, Ontario or at any other place or places that may be designated by the Company with the approval of the Warrant Agent, the Special Warrant Certificates representing that number of Special Warrants which equals the number of Purchase Warrants to be acquired, with a duly completed and executed exercise form in the form attached to the Special Warrant Certificate, subject to sections 4.7 and 4.11. The Special Warrants shall only be deemed to have been surrendered upon personal delivery thereof to, or if sent by mail or other means of transmission upon actual receipt thereof by, the Warrant Agent at the office specified in section 11.1 of this indenture.

(2) Any exercise form referred to in subsection 4.4(1) shall be signed by the Special Warrantholder or the Special Warrantholder’s executors or administrators or other legal representatives or an attorney of the Special Warrantholder duly appointed by an instrument in writing satisfactory to the Warrant Agent and the Company. The exercise form attached to the Special Warrant Certificate shall be completed to specify the number of Special Warrants being exercised, the person or persons in whose name or names the Purchase Warrants to be issued upon exercise are to be issued, the person’s or persons’ address or addresses and the number of Purchase Warrants to be issued to each person if more than one person is so specified. If any of the Purchase Warrants to be acquired are to be issued to a person or persons other than the Special Warrantholder, the Special Warrantholder shall pay to the Warrant Agent or to its agent any and all exigible transfer taxes or governmental or other charges required to be paid in respect of the transfer of the Special Warrants or Purchase Warrants and the signature of the Special Warrantholder shall be guaranteed by an authorized officer of a Canadian chartered bank or of a major Canadian trust company or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program or in accordance with industry standards.

(3) If, at the time of exercise of the Special Warrants, there remain restrictions on resale under applicable Securities Laws on the Purchase Warrants acquired, the Company shall, on the advice of counsel, endorse the certificates representing the Purchase Warrants with respect to those restrictions. The Company shall advise the Warrant Agent in writing as to any such restrictions.

4.5	Effect of Exercise of Special Warrants

(1) Upon exercise of the Special Warrants and compliance by the holder with section 4.4 and subject to subsection 4.5(3) and sections 4.6 and 4.7, the holder of Special Warrants shall be entitled without further payment therefor to receive from the Company for each Special Warrant one Purchase Warrant and the Company shall cause the holder thereof to be entered forthwith on its register of Purchase Warrant holders as the holder of Purchase Warrants and the Purchase Warrants so acquired shall be deemed to have been issued, and the person or persons to whom those Purchase Warrants are to be issued shall be deemed to have become the Purchase Warrant holder or Purchase Warrant holders, as the case may be, of record of the Purchase Warrants, as applicable, on the Exercise Date unless the registers of the Company shall be closed on that date, in which case the Purchase Warrants so acquired shall be deemed to be issued and the person or persons shall be deemed to become the shareholder or shareholders or Purchase Warrant holder or Purchase Warrant holders, as the case may be, of record of the Purchase Warrants, as applicable, on the date on which the registers are reopened and the Purchase Warrants shall be issued on the later date.

(2) Upon the due exercise of the Special Warrants as aforesaid, the Warrant Agent shall advise the Company of such exercise and the Warrant Agent shall, at the direction of the Company, without charge to the person exercising the Special Warrants except as provided in subsection 4.4(2) within three Business Days cause to be mailed to the person or persons in whose name or names the Purchase Warrants so acquired are to be issued as specified in the exercise form attached to the Special Warrant Certificate at such person’s or persons’ respective address or addresses specified in the exercise form or, if specified in the exercise form, cause to be delivered to the person or persons at the office where the Special Warrants were surrendered, certificates for the appropriate number of Purchase Warrants that the Special Warrantholder is entitled to and has elected to acquire pursuant to the Special Warrants surrendered.

(3) If, in the opinion of counsel, any instrument is required to be filed with, or any permission, order or ruling is required to be obtained from, any securities administrator, regulatory agency or governmental authority in Canada or the United States or any other step is required under any federal or provincial law of Canada or any federal or state law of the United States before the Purchase Warrants issuable upon exercise of the Special Warrants may be issued or delivered to a Special Warrantholder, the Company covenants that it will use its reasonable best efforts to file such instrument, obtain such permission, order or ruling or take all such other actions, at its expense, as is required or appropriate in the circumstances.

(4) The Company or, if required by the Company, the Warrant Agent will give written notice of the issue of the Purchase Warrants issuable upon exercise of the Special Warrants in such detail as may be required, to each securities regulatory agency or government authority in Canada in each jurisdiction in which there is legislation requiring the giving of any such notice.

(5) Special Warrants may not be exercised in the United States or by or on behalf of a U.S. Person unless an exemption is available from the registration requirements of the U.S. Securities Act and applicable state securities laws and the holder of the Warrants has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Company to such effect; provided that an Accredited Investor, that purchased Units in the Company’s private placement of Units in the United States will not be required to deliver an opinion of counsel in connection with the exercise of Warrants that were received upon the exercise of Special Warrants that were a part of the Units.

(6) Any holder which exercises a Special Warrant, pursuant to section 4.4, shall provide to the Company either:

(a)	a written certification that such holder (a) at the time of exercise of the Special Warrant is not in the United States; (b) is not a U.S. Person and is not exercising the Special Warrant, on behalf of a U.S. Person; and (c) did not execute or deliver the exercise form for the Special Warrant in the United States;

(b)	a written certification that the holder (a) purchased the Special Warrant directly from the Company pursuant to a written subscription agreement for the purchase of Units; (b) is exercising the Special Warrant solely for its own account and not on behalf of any other person; and (c) was an Accredited Investor, both on the date the Units were purchased from the Company and on the date of exercise of the Special Warrant; or

(c)	a written opinion of counsel of recognized standing in form and substance satisfactory to the Company to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available for the issuance of the Warrants issuable on exercise of the Special Warrants.

(7) No certificates representing Warrants will be registered or delivered to an address in the United States unless the holder of Special Warrants complies with the requirements of section 4.5(6)(b) or (c) above.

(8) In the event that the Special Warrants are exercised by a Special Warrantholder who is a U.S. Person, a person in the United States or a person for the account or benefit of a U.S. Person or a person in the United States, the certificates evidencing the Purchase Warrants shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULES 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE U.S. STATE SECURITIES LAWS, AND THE HOLDER HAS PRIOR TO SUCH

SALE FURNISHED TO THE CORPORATION AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY AN OPINION OF COUNSEL OF OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. AT ANY TIME THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 902 UNDER THE 1933 ACT, A NEW CERTIFICATE, BEARING NO LEGEND, THE DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM THE COMPANY’S TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN FORM SATISFACTORY TO THE COMPANY AND THE COMPANY’S TRANSFER AGENT TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATIONS UNDER THE 1933 ACT AT A TIME WHEN THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 962 UNDER THE 1933 ACT.”;

(9) In the event that the Special Warrants are exercised by any holder of Special Warrants prior to the Effective Date, the certificates evidencing the Purchase Warrants shall bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE EARLIER OF (i) THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE DATE THE ISSUER FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AND SASKATCHEWAN, IF THE ISSUER IS A SEDAR FILER; AND (ii) THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE PURCHASER OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE.”

provided that, if at any time, in the opinion of counsel to the Company, such legends are no longer necessary or advisable or should be changed under any such securities laws, or the holder of any such legended certificate, at the holder’s expense, provides the Company with evidence satisfactory in form and substance to the Company (that may include an opinion of counsel satisfactory to the Company) to the effect that such legends are not required such legended certificate may thereafter be surrendered to the Company in exchange for a certificate that does not bear such legend.

4.6	No Fractional Purchase Warrants

Under no circumstances shall the Company be obliged to issue any fractional Purchase Warrants or any cash or other consideration in lieu thereof upon the exercise of one or more Special Warrants. To the extent that the holder of one or more Special Warrants would otherwise have been entitled to receive on the exercise or partial exercise thereof a fraction of a Purchase Warrant, that holder may exercise that right in respect of the fraction only in combination with another Special Warrant or Special Warrants that in the aggregate entitle the holder to acquire a whole number of Purchase Warrants.

4.7	Expiration of Special Warrants

After the expiry of the Exercise Period, all rights under any Special Warrant in respect of which the right of subscription and payment herein and therein provided for shall not theretofore have been exercised shall wholly cease and terminate and the Special Warrants shall be void and of no effect.

4.8	Exercise of Special Warrants upon Effective Date

If upon the Effective Date, any Special Warrants have not been exercised by the holders thereof, such Special Warrants shall be then exercised by the Warrant Agent on behalf of such holders without any further action on the part of the holders. In that event, the Warrant Agent shall mail within five business days after receipt of notice of the Effective Date, by prepaid first class mail, certificates for the Warrants issued upon such deemed exercise in the name of such holder to the address of such holder as specified in the register for the Special Warrants.

4.9	Accounting and Recording

The Warrant Agent shall promptly notify the Company with respect to Special Warrants exercised. The Warrant Agent shall record the particulars of the Special Warrants exercised, which particulars shall include the names and addresses of the persons who become holders of Purchase Warrants on the Exercise Date. Within five Business Days of each Exercise Date, the Warrant Agent shall provide those particulars in writing to the Company.

4.10	Cancellation of Surrendered Special Warrants

All Special Warrant Certificates surrendered to the Warrant Agent shall be cancelled by the Warrant Agent and, upon written request therefor of the Company, the Warrant Agent shall furnish the Company with a certificate identifying the Special Warrant Certificates so cancelled and the number of Special Warrants evidenced thereby.

4.11	Partial Exercise of Special Warrants

A Special Warrantholder may acquire a lesser amount of Purchase Warrants than the number of Purchase Warrants that may be acquired under the Special Warrants presented by such holder to the Warrant Agent for exercise, in which case the Special Warrantholder shall be entitled at no cost, to receive and the Warrant Agent shall issue, a new Special Warrant Certificate in respect of the balance of the unexercised Special Warrants in respect of the Special Warrant Certificate presented for exercise.

ARTICLE 5

PROTECTION OF THE WARRANT AGENT

5.1	Protection of Warrant Agent

Subject to the provisions of sections 10.2 and 10.3, the Warrant Agent:

(a)	shall not be accountable with respect to the validity or value (or kind or amount) of any Purchase Warrants or of any shares or other securities or property that may at any time be issued or delivered upon the exercise of the rights attaching to any Special Warrant;

(b)	shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver Purchase Warrants or certificates for the same upon the surrender of any Special Warrants for the purpose of the exercise of such rights or to comply with any of the covenants contained in Article 6; and

(c)	shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Company of any of the representations, warranties or covenants herein contained or of any acts of the agents or servants of the Company.

ARTICLE 6

RIGHTS AND COVENANTS

6.1	General Covenants of the Company

The Company covenants with the Warrant Agent for the benefit of the Warrant Agent and the Special Warrantholders that so long as any Special Warrants remain outstanding and may be exchanged for Purchase Warrants:

(1) The Company will use its best efforts to maintain its existence and will carry on and conduct its business in a prudent manner in accordance with industry standards and good business practice and will keep or cause to be kept proper books of account in accordance with applicable law.

(2) The Company will reserve and keep available a sufficient number of Purchase Warrants for issuance upon the exercise of Special Warrants issued by the Company.

(3) The Company will cause the Purchase Warrants from time to time subscribed for pursuant to the Special Warrants issued by the Company hereunder, in the manner herein provided, to be duly issued in accordance with the Special Warrants and the terms thereof and hereof.

(4) The Company will cause the certificates representing the Purchase Warrants from time to time to be acquired pursuant to the Special Warrants in the manner herein provided, to be duly issued and delivered in accordance with the Special Warrants and the terms hereof and in respect of the certificates evidencing Purchase Warrants, in accordance with the Purchase Warrant Indenture, as applicable.

(5) Generally, the Company will well and truly perform and carry out all the acts and things to be done by it as provided in this indenture.

(6) The Company will provide to each Special Warrantholder copies of all financial statements sent to holders of Common Shares from the date hereof and while any Special Warrants remain outstanding.

(7) The Company will promptly advise the Warrant Agent and the Special Warrantholders in writing of any default under the terms of this indenture.

6.2	Warrant Agent’s Remuneration and Expenses

The Company covenants that it will pay to the Warrant Agent from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Warrant Agent upon its request for all reasonable expenses and disbursements of the Warrant Agent in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of counsel and all other advisers, experts, accountants and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Warrant Agent hereunder shall be finally and fully performed, except any such expense or disbursement in connection with or related to or required to be made as a result of the negligence, wilful misconduct or bad faith of the Warrant Agent.

6.3	Performance of Covenants by Warrant Agent

Subject to section 10.6, if the Company shall fail to perform any of its covenants contained in this indenture, the Warrant Agent may notify the Special Warrantholders of the failure on the part of the Company or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to do so or to notify the Special Warrantholders. All reasonable sums expended or advanced by the Warrant Agent in so doing shall be repayable as provided in section 6.2. No such performance, expenditure or advance by the Warrant Agent shall be deemed to relieve the Company of any default hereunder or of its continuing obligations under the covenants herein contained.

ARTICLE 7

ENFORCEMENT

7.1	Suits by Special Warrantholders

Subject to section 8.11, all or any of the rights conferred upon a Special Warrantholder by the terms of the Special Warrants held by him and/or this indenture may be enforced by such Special Warrantholder by appropriate legal proceedings but without prejudice to the right that is hereby conferred upon the Warrant Agent to proceed in its own name to enforce each and all of the provisions herein contained for the benefit of the holders of the Special Warrants from time to time outstanding. The Warrant Agent shall also have the power at any time and from time to time to institute and to maintain such suits and proceedings as it may reasonably be advised shall be necessary or advisable to preserve and protect its interests and the interests of Special Warrantholders.

ARTICLE 8

MEETINGS OF SPECIAL WARRANTHOLDERS

8.1	Right to Convene Meetings

The Warrant Agent may at any time and from time to time and shall on receipt of a written request of the Company or of a Special Warrantholders’ Request and upon being funded and indemnified to its reasonable satisfaction by the Company or by the Special Warrantholders signing the Special Warrantholders’ Request against the cost that may be incurred in connection with the calling and holding of the meeting, convene a meeting of the Special Warrantholders. In the event of the Warrant Agent failing within 15 days after receipt of the written request of the Company or Special Warrantholders’ Request and funding and indemnity given as aforesaid to give notice convening a meeting, the Company or the Special Warrantholders, as the case may be, may call and convene the meeting. Every meeting shall be held in the City of Toronto, Ontario or at such other place as may be approved or determined by the Warrant Agent.

8.2	Notice

At least 14 days’ notice of any meeting shall be given to the Special Warrantholders in the manner provided by section 11.2 and a copy of the notice shall be sent by mail to the Warrant Agent unless the meeting has been called by it and to the Company unless the meeting has been called by it. Each notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat and it shall not be necessary for the notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 8. The notice convening any such meeting shall be signed by an appropriate officer of the Warrant Agent or the Company or by a representative of the Special Warrantholders, as the case may be.

8.3	Chairman

A person (who need not be a Special Warrantholder) nominated in writing by the Warrant Agent shall be chairman of the meeting and if no person is so nominated or if the person so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, the Special Warrantholders present in person or by proxy shall choose a person present to be chairman.

8.4	Quorum

Subject to the provisions of section 8.12, at any meeting of the Special Warrantholders a quorum shall consist of Special Warrantholders present in person or represented by proxy and entitled to acquire at least 20% of the aggregate number of Purchase Warrants that could be acquired pursuant to all the then outstanding Special Warrants. If a quorum of the Special Warrantholders shall not be present within half an hour from the time fixed for holding any meeting, the meeting, if summoned by the Special Warrantholders or on a Special Warrantholders’ Request, shall be dissolved; but, subject to section 8.12, in any other case the meeting shall stand adjourned to such day being not less than ten days later and to such place and time as may be designated by the chairman of the meeting and at least five days’ notice shall be given of such adjourned meeting. At the adjourned meeting, the Special Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not be entitled to acquire at least 20% of the aggregate number of Purchase Warrants that could be acquired pursuant to all the then outstanding Special Warrants.

8.5	Power to Adjourn

The chairman of any meeting at which a quorum of the Special Warrantholders is present may, with the consent of the meeting, adjourn the meeting and no notice of the adjournment need be given except such notice, if any, as the meeting may prescribe.

8.6	Show of Hands

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

8.7	Poll

On every extraordinary resolution and on any other question submitted to a meeting upon which a poll is directed by the chairman or requested by one or more of the Special Warrantholders acting in person or by proxy, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by an extraordinary resolution shall be decided by a majority of the votes cast on a poll.

8.8	Voting

On a show of hands, every person who is present and entitled to vote, whether as a Special Warrantholder or as proxy for one or more absent Special Warrantholders or both, shall have one vote. On a poll, each Special Warrantholder present in person or represented by proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each Special Warrant then held by him. A proxyholder need not be a Special Warrantholder.

8.9	Regulations

Subject to the provisions of this indenture, the Warrant Agent, or the Company with the approval of the Warrant Agent, from time to time, may make or vary such regulations as they shall think fit:

(a)	for the issue of voting certificates by any bank, trust company or other depository satisfactory to the Warrant Agent stating that the Special Warrants specified therein have been deposited with the depository by a named person and will remain on deposit until after the meeting, which voting certificates shall entitle the persons named therein to be present and vote at the meeting and at any adjournment thereof or to appoint a proxy or proxies to represent them and vote for them at that meeting and at any adjournment thereof in the same manner and with the same effect as though the persons so named in the voting certificates were the actual holders of the Special Warrants specified therein;

(b)	for the deposit of voting certificates and/or instruments appointing proxies at such place and time as the Warrant Agent, the Company or the Special Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

(c)

for the deposit of voting certificates and/or instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of the voting certificates and/or instruments appointing proxies to be sent by mail, telecopier, cable, telex or other means of prepaid, transmitted, recorded communication before the meeting to the Company or to the Warrant Agent at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

(d)	for the form of instrument appointing a proxy and the manner in which the form of proxy may be executed; and

(e)	generally for the calling of meetings of Special Warrantholders and the conduct of business thereat including setting a record date for Special Warrantholders entitled to receive notice of or to vote at such meeting.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as the regulations may provide, the only persons who shall be recognized at any meeting as the holders of any Special Warrants, or as entitled to vote or, subject to section 8.10, be present at the meeting in respect thereof, shall be persons who are the registered holders of Special Warrants or their duly appointed proxies.

8.10	Company, Warrant Agent and Special Warrantholders may be Represented

The Company, the Warrant Agent and each of the Special Warrantholders by their respective officers, employees, or directors, as applicable, and the counsel to the Company, the Warrant Agent and the Special Warrantholders may attend any meeting of the Special Warrantholders, but shall have no votes as such.

8.11	Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by any other provisions of this indenture or by law, the Special Warrantholders at a meeting shall have the following powers exercisable from time to time by extraordinary resolution:

(a)	to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Special Warrantholders and/or the Warrant Agent in its capacity as Warrant Agent hereunder (subject to the Warrant Agent’s approval) or on behalf of the Special Warrantholders against the Company, whether those rights arise under this indenture or the Special Warrants or otherwise except that in respect of a change in the Exercise Period or the Special Warrant Purchase Price the amendment shall not be binding upon a Special Warrantholder who does not consent thereto;

(b)	to amend, alter or repeal any extraordinary resolution previously passed;

(c)	to direct or authorize the Warrant Agent (subject to the Warrant Agent receiving funding and indemnity) to enforce any of the covenants on the part of the Company contained in this indenture or the Special Warrants or to enforce any of the rights of the Special Warrantholders in any manner specified in the extraordinary resolution or to refrain from enforcing any such covenant or right;

(d)	to waive, authorize and direct the Warrant Agent to waive any default on the part of the Company in complying with any provisions of this indenture or the Special Warrants, either unconditionally or upon any conditions specified in the extraordinary resolution;

(e)	to restrain any Special Warrantholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any of the covenants on the part of the Company contained in this indenture or the Special Warrants or to enforce any of the rights of the Special Warrantholders except for a suit or action against the Company to compel payment to a Special Warrantholder in respect of monies owing to him in accordance with the provisions of section 6.6;

(f)	to direct any Special Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with the same upon payment of the costs, charges and expenses reasonably and properly incurred by the Special Warrantholder in connection therewith;

(g)	to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with the holders of any shares or securities of the Company, wherever such assent may be required; and

(h)	from time to time and at any time to remove the Warrant Agent and appoint a successor Warrant Agent.

8.12	Meaning of “Extraordinary Resolution”

(1) The expression “extraordinary resolution” when used in this indenture means, subject as hereinafter in this section and in sections 8.15 and 8.16 provided, a resolution proposed at a meeting of the Special Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article 8 at which there are present in person or by proxy Special Warrantholders entitled to acquire at least 25% of the aggregate number of Purchase Warrants that can be acquired pursuant to all the then outstanding Special Warrants and passed by the affirmative votes of Special Warrantholders entitled to acquire not less than two-thirds of the aggregate number of Purchase Warrants that can be acquired pursuant to all the Special Warrants represented at the meeting and voted on the poll upon the resolution.

(2) If, at any meeting called for the purpose of passing an extraordinary resolution, Special Warrantholders entitled to acquire 25% of the aggregate number of Purchase Warrants that can be acquired pursuant to all the then outstanding Special Warrants are not present in person or by proxy within half an hour after the time appointed for the meeting, then the meeting, if convened by Special Warrantholders or on a Special Warrantholders’ Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being no less than 15 or more than 60 days later and to such place and time as may be appointed by the chairman. Not less than 10 days’ notice shall be given of the time and place of the adjourned meeting in the manner provided in section 11.2. The notice shall state that at the adjourned meeting the Special Warrantholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting, the Special Warrantholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened or any other particulars and a resolution proposed at the adjourned meeting and passed by the requisite vote as provided in subsection 8.12(1) shall be an extraordinary resolution within the meaning of this indenture notwithstanding that Special Warrantholders entitled to acquire 25% of the aggregate number of Purchase Warrants that can be acquired pursuant to all the then outstanding Special Warrants are not present in person or by proxy at the adjourned meeting.

(3) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

8.13	Powers Cumulative

It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this indenture stated to be exercisable by the Special Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of the powers or any combination of the powers from time to time shall not be deemed to exhaust the right of the Special Warrantholders to exercise that power or those powers or combination of powers then or any other power or powers or combination of powers thereafter from time to time.

8.14	Minutes

Minutes of all resolutions and proceedings at every meeting of Special Warrantholders as aforesaid shall be made and duly entered in books to be provided for that purpose by the Warrant Agent at the expense of the Company and any minutes as aforesaid, if signed by the chairman of the meeting at which resolutions were passed or proceedings had, or by the chairman of the next succeeding meeting of the Special Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly convened and held, and all resolutions passed thereat or proceedings taken, to have been duly passed and taken.

8.15	Instruments in Writing

All actions that may be taken and all powers that may be exercised by the Special Warrantholders at a meeting held as hereinbefore in this Article 8 provided may also be taken and exercised by Special Warrantholders entitled to acquire two-thirds of the aggregate number of Purchase Warrants that can be acquired pursuant to all the then outstanding Special Warrants by an instrument in writing signed in one or more counterparts by Special Warrantholders in person or by attorney duly appointed in writing and the expression “extraordinary resolution” when used in this indenture shall include an instrument so signed.

8.16	Binding Effect of Resolutions

Subject to subsection 8.11(a), every resolution and every extraordinary resolution passed in accordance with the provisions of this Article 8 at a meeting of Special Warrantholders shall be binding upon all the Special Warrantholders, whether present at or absent from the meeting, and every instrument in writing signed by Special Warrantholders in accordance with section 8.15 shall be binding upon all the Special Warrantholders, whether signatories thereto or not, and each and every Special Warrantholder and the Warrant Agent (subject to the provisions for its funding and indemnity herein contained) shall be bound to give effect accordingly to every resolution and instrument in writing passed or executed in accordance with these provisions.

8.17	Holdings by Company Disregarded

In determining whether the requisite number of Special Warrantholders are present at a meeting of Special Warrantholders for the purpose of obtaining a quorum or have voted or consented to any resolution, extraordinary resolution, consent, waiver, Special Warrantholders’ Request or other action under this indenture, Special Warrants owned by the Company, its subsidiaries and any partnership of which the Company is directly or indirectly a party to shall be deemed to be not outstanding. The Company shall provide, upon the written request of the Warrant Agent, a certificate as to the registration particulars of any Special Warrants held by the Company.

ARTICLE 9

SUPPLEMENTAL INDENTURES AND SUCCESSOR COMPANIES

9.1	Provision for Supplemental Indentures for Certain Purposes

From time to time the Company (if properly authorized by its directors) and the Warrant Agent may, subject to the provisions hereof, and they shall, when so directed hereby, execute and deliver by their proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

(a)	providing for the issuance of additional Special Warrants hereunder and any consequential amendments hereto as may be required by the Warrant Agent, and as directed by the Company;

(b)	adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel, are necessary or advisable, provided that the same are not in the opinion of the Warrant Agent, relying on the advice of counsel, prejudicial to the interests of the Special Warrantholders as a group;

(c)	giving effect to any extraordinary resolution passed as provided in Article 8;

(d)	making such provisions not inconsistent with this indenture as may be necessary or desirable with respect to matters or questions arising hereunder provided that such provisions are not, in the opinion of the Warrant Agent, relying on the advice of counsel, prejudicial to the interests of the Special Warrantholders as a group;

(e)	adding to or amending the provisions hereof in respect of the transfer of Special Warrants, making provision for the exchange of Special Warrants and making any modification in the form of the Special Warrant Certificates that does not affect the substance thereof;

(f)	amending any of the provisions of this indenture or relieving the Company from any of the obligations, conditions or restrictions herein contained, provided that no such amendment or relief shall be or become operative or effective if, in the opinion of the Warrant Agent, relying on the advice of counsel, such amendment or relief impairs any of the rights of the Special Warrantholders, as a group or of the Warrant Agent, and provided further that the Warrant Agent may in its sole discretion decline to enter into any supplemental indenture that in its opinion may not afford adequate protection to the Warrant Agent when the same shall become operative; and

(g)	for any other purpose not inconsistent with the terms of this indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors or omissions herein, provided that, in the opinion of the Warrant Agent, relying on the advice of counsel, the rights of the Warrant Agent and the Special Warrantholders as a group are in no way prejudiced thereby.

9.2	Successor Companies

In the case of the amalgamation, consolidation, merger or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another person (a “successor company”), the successor company resulting from the amalgamation, consolidation, merger or transfer (if not the Company) shall be bound by the provisions hereof and all obligations for the due and punctual performance and observance of each and every covenant and obligation contained in this indenture to be performed by the Company and the successor company shall by supplemental indenture satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, expressly assume those obligations.

ARTICLE 10

CONCERNING THE WARRANT AGENT

10.1	Trust Indenture Legislation

(1) If and to the extent that any provision of this indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

(2) The Company and the Warrant Agent agree that each will at all times in relation to this indenture and any action to be taken hereunder observe and comply with and be entitled to the benefits of Applicable Legislation.

10.2	Rights and Duties of Warrant Agent

(1) In the exercise of the rights and duties prescribed or conferred by the terms of this indenture, the Warrant Agent shall act honestly and in good faith with a view to the best interests of the Special Warrantholders and shall exercise the degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this indenture shall be construed to relieve the Warrant Agent from, or require any other person to indemnify the Warrant Agent against liability for its own gross negligence, wilful misconduct or bad faith.

(2) The Warrant Agent shall not be bound to do or take any act, action or proceeding for the enforcement of any of the obligations of the Company under this indenture unless and until it shall have received a Special Warrantholder’s Request specifying the act, action or proceeding that the Warrant Agent is requested to take. The obligation of the Warrant Agent to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Warrant Agent or the Special Warrantholders hereunder shall be conditional upon the Special Warrantholders furnishing, when required by notice in writing by the Warrant Agent, sufficient funds to commence or continue the act, action or proceeding and an indemnity reasonably satisfactory to the Warrant Agent and its counsel to protect and hold harmless the Warrant Agent, its directors, officers, employees and agents against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this indenture shall require the Warrant Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified and funded as aforesaid.

(3) The Warrant Agent may, before commencing any act, action or proceeding or at any time during the continuance thereof, require the Special Warrantholders at whose instance it is acting to deposit with the Warrant Agent the Special Warrant Certificates held by them, for which Special Warrant Certificates the Warrant Agent shall issue receipts.

(4) Every provision of this indenture that, by its terms, relieves the Warrant Agent of liability or entitles it to rely upon any evidence submitted by it, is subject to the provisions of Applicable Legislation, of this section 10.2 and section 10.3.

(5) The Warrant Agent shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereunder unless and until it shall have been required to do so under the terms hereof; nor shall the Warrant Agent be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall specifically set out the default desired to be brought to the attention of the Warrant Agent and in the absence of such notice the Warrant Agent may for all purposes of this indenture conclusively assume that no default has occurred or been made in the performance or observance of the representations, warranties and covenants, agreements or conditions herein contained. Any such notice shall in no way limit any discretion herein given to the Warrant Agent to determine whether or not the Warrant Agent shall take action with respect to any default.

(6) In this indenture, whenever confirmations or instructions are required to be given to the Warrant Agent, in order to be valid, such confirmations and instructions shall be in writing.

(7) The obligation of the Warrant Agent to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Warrant Agent or the holders hereunder shall be conditional upon the holders furnishing, when required by notice in writing by the Warrant Agent, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Warrant Agent to protect and hold harmless the Warrant Agent against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this indenture shall require the Warrant Agent to risk or expend its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless funded and indemnified as aforesaid.

10.3	Evidence, Experts and Advisers

(1) In addition to the reports, certificates, opinions and other evidence required by this indenture, the Company shall furnish to the Warrant Agent such additional evidence of compliance with any provision hereof and in such form as may be prescribed by Applicable Legislation or as the Warrant Agent may reasonably require by written notice to the Company.

(2) In the exercise of its rights and duties hereunder, the Warrant Agent may, if it is acting in good faith, act and rely absolutely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, written requests, consents, or orders of the Company, certificates of the Company or other evidence furnished to the Warrant Agent pursuant to any provision hereof or of Applicable Legislation or pursuant to a request of the Warrant Agent. The Warrant Agent shall be under no responsibility in respect of the validity of this indenture or the execution and delivery hereof by or on behalf of the Company or in respect of the validity or the execution of any Special Warrant Certificate by the Company and issued hereunder, nor shall it be responsible for any breach by the Company of any covenant or condition contained in this indenture or in any such Special Warrant Certificate; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities to be issued upon the right to acquire provided for in this indenture and/or in any Special Warrant Certificate or as to whether any securities will when issued be duly authorized or be validly issued and fully paid and non assessable.

(3) Whenever Applicable Legislation requires that evidence referred to in subsection 10.3(1) be in the form of a statutory declaration, the Warrant Agent may accept the statutory declaration in lieu of a certificate of the Company required by any provision hereof. Any such statutory declaration may be made by one or more of the directors or officers of the Company and may be relied upon by the Warrant Agent in good faith without further inquiry.

(4) Proof of the execution of an instrument in writing, including a Special Warrantholders’ Request, by any Special Warrantholder may be made by a certificate of a notary public or other person with similar powers that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution or in any other manner that the Warrant Agent may consider adequate and in respect of a corporate Special Warrantholder, shall include a certificate of incumbency of such Special Warrantholder together with a certified resolution authorizing the person who signs such instrument to sign such instrument.

(5) The Warrant Agent may act and rely and shall be protected in acting and relying upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, letter, telegram, cablegram or other paper document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties.

(6) The Warrant Agent may employ or retain such counsel, accountants, engineers, appraisers or other experts or advisers as it may reasonably require for the purpose of determining and discharging its duties hereunder and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel and shall not be responsible for any misconduct on the part of any of them who has been selected with due care by the Warrant Agent. Any reasonable remuneration paid by the Warrant Agent shall be paid by the Company in accordance with section 6.2.

(7) The Warrant Agent may act and rely and shall be protected in acting and relying or not acting in good faith on the opinion or advice of or information obtained from any counsel, accountant, appraiser, engineer or other expert or advisor, whether retained or employed by the Company or the Warrant Agent, in relation to any matter arising in the administration of the trusts hereof.

(8) The Warrant Agent may, as a condition precedent to any action to be taken by it under this indenture, require such opinions, statutory declarations, reports, certificates or other evidence as it, acting reasonably, considers necessary or advisable in the circumstances.

10.4	Action by Warrant Agent to Protect Interests

Subject to the provisions of this indenture and Applicable Legislation, the Warrant Agent shall have power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Special Warrantholders.

10.5	Warrant Agent not Required to Give Security

The Warrant Agent shall not be required to give any bond or security in respect of the execution of the trusts and powers of this indenture or otherwise, subject to section 10.8.

10.6	Protection of Warrant Agent

By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

(1) The Warrant Agent shall not be liable for or by reason of any representations, statements of fact or recitals of the Company in this indenture or in the Special Warrants (except the representation contained in section 10.9 or in the certificate of the Warrant Agent on the Special Warrants) or be required to verify the same and all such statements of fact or recitals are and shall be deemed to be made by the Company (except the representation contained in section 10.9 or in the certificate of the Warrant Agent on the Special Warrants).

(2) Nothing herein contained shall impose any obligation on the Warrant Agent to see to or to require evidence of the registration or filing (or renewal thereof) of this indenture or any instrument ancillary or supplemental hereto.

(3) The Warrant Agent shall not be bound to give notice to any person or persons of the execution hereof.

(4) The Warrant Agent shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Company of any of the covenants or warranties herein contained or of any acts of any directors, officers, employees, agents or servants of the Company.

(5) Without limiting any protection or indemnity of the Warrant Agent under any other provision hereof, or otherwise at law, the Company hereby agrees to indemnify and hold harmless the Warrant Agent and its directors, officers, agents and employees from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal or advisor fees and disbursements, of whatever kind and nature that may at any time be imposed on, incurred by or asserted against the Warrant Agent in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the gross negligence, fraud or wilful misconduct of the Warrant Agent. This provision shall survive the resignation or removal of the Warrant Agent, or the termination of this indenture. The Warrant Agent shall not be under any obligation to prosecute or defend any action or suit in respect of this indenture which, in the opinion of its counsel, may involve it in expense or liability, unless the Company shall, so often as required, furnish the Warrant Agent with satisfactory indemnity and funding against such expense or liability.

10.7	Replacement of Warrant Agent

(1) The Warrant Agent may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Company not less than 60 days’ notice in writing or such shorter notice as the Company may accept as sufficient. The Special Warrantholders by extraordinary resolution shall have the power at any time to remove the Warrant Agent and to appoint a new Warrant Agent. In the event of the Warrant Agent resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company shall forthwith appoint a new Warrant Agent unless a new Warrant Agent has already been appointed by the Special Warrantholders; failing that appointment by the Company, the retiring Warrant Agent (at the Company’s expense) or any Special Warrantholder may apply to a justice of the Ontario Superior Court of Justice, on such notice as the justice may direct, for the appointment of a new Warrant Agent; but any new Warrant Agent so appointed by the Company or by the Court shall be subject to removal as aforesaid by the Special Warrantholders. Any new Warrant Agent

appointed under any provision of this section shall be a corporation authorized to carry on the business of a trust company in the Province of Ontario, and if required by the Applicable Legislation of any other province, in such other province. On any such appointment the new Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Warrant Agent without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Company, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring the same to the new Warrant Agent, provided that any resignation or removal of the Warrant Agent and appointment of a successor Warrant Agent shall not become effective until the successor Warrant Agent shall have executed an appropriate instrument accepting such appointment and, at the request of the Company, the predecessor Warrant Agent, upon payment of its outstanding remuneration and expenses, shall execute and deliver to the successor Warrant Agent an appropriate instrument transferring to such successor Warrant Agent all rights and powers of the Warrant Agent hereunder and all securities, documents of title and other instruments and all monies and properties held by the Warrant Agent hereunder.

(2) Upon the appointment of a successor warrant agent, the Company shall promptly notify the Special Warrantholders thereof in the manner provided for in section 11.2.

(3) Any corporation into or with which the Warrant Agent may be merged or consolidated or amalgamated, or any corporation succeeding to the stock transfer business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without any further act on its part or of any of the parties hereto, provided that such corporation would be eligible for appointment as a new warrant agent under subsection 10.8(1).

(4) Any Special Warrants certified but not delivered by a predecessor Warrant Agent may be certified by the new or successor warrant agent in the name of the predecessor or the new or successor warrant agent.

10.8	Conflict of Interest

(1) The Warrant Agent represents to the Company that at the time of the execution and delivery hereof no material conflict of interest exists which it is aware of in the Warrant Agent’s role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising that it becomes aware of hereafter it will, within 90 days after ascertaining that it has a material conflict of interest, either eliminate the same or resign as Warrant Agent hereunder.

(2) Subject to subsection 10.9(1), the Warrant Agent, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company, may act as registrar and transfer agent for the Common Shares and generally may contract and enter into financial transactions with the Company, all without being liable to account for any profit made thereby.

10.9	Acceptance of Trusts

The Warrant Agent hereby accepts the trusts in this indenture declared and provided for, agrees to perform the same upon the terms and conditions set forth herein and agrees to hold all rights, interests and benefits contained herein for and on behalf of those persons who become holders of Special Warrants from time to time issued pursuant to this indenture.

10.10	Warrant Agent Not to be Appointed Receiver

The Warrant Agent and any person related to the Warrant Agent shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Company, any subsidiary of the Company or any partnership of which the Company is directly or indirectly involved.

10.11	Authorization to Carry on Business

The Warrant Agent represents to the Company that it is registered to carry on the business of a trust company in each of the provinces of Canada.

ARTICLE 11

GENERAL

11.1	Notice to the Company and the Warrant Agent

(1) Unless herein otherwise expressly provided, any notice to be given hereunder to the Company or the Warrant Agent shall be deemed to be validly given if delivered or if sent by registered mail, postage prepaid or if transmitted by telecopier:

(a)	If to the Company, to:

Peru Copper Inc.

Suite 1600

777 Dunsmuir Street

Vancouver, British Columbia

V7Y 1KY

Attention:     Chief Executive Officer

Telefax No.:  (604) 688-0094

with a copy to:

Cassels Brock & Blackwell LLP

40 King Street West

Suite 2100

Toronto, Ontario M5H 3C2

Attention:     Mark T. Bennett

Telefax No.:  (416) 350-6933

(b)	If to the Warrant Agent, to:

Computershare Trust Company of Canada

100 University Avenue, 9th Floor

Toronto, Ontario

M5J 2Y1

Attention:     Manager, Corporate Trust

Telefax No.:  (416) 981-9777

and any notice given in accordance with the foregoing shall be deemed to have been received on the date of delivery if that day is a Business Day or, if mailed, on the fifth Business Day following the date of the postmark on such notice or, if transmitted by telecopier, on the day following the transmission.

(2) The Company or the Warrant Agent, as the case may be, may from time to time notify the other in the manner provided in subsection 11.1(1) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Company or the Warrant Agent, as the case may be, for all purposes of this indenture. A copy of any notice of change of address given pursuant to this subsection 11.1(2) shall be available for inspection at the principal stock transfer office of the Warrant Agent in the City of Toronto, Ontario by Special Warrantholders during normal business hours.

(3) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Warrant Agent or to the Company hereunder could reasonably be considered unlikely to reach its destination, the notice shall be valid and effective only if it is delivered to an officer of the party to which it is addressed or if it is delivered to that party at the appropriate address provided in subsection 11.1(1) by cable, telegram, telex, telecopier or other means of prepaid, transmitted or recorded communication and any notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery to the officer or if delivered by cable, telegram, telex, telecopier or other means of prepaid, transmitted, recorded communication on the third Business Day following the date of the sending of the notice by the person giving the notice.

11.2	Notice to the Special Warrantholders

(1) Unless herein otherwise expressly provided, any notice to be given hereunder to Special Warrantholders shall be deemed to be validly given if the notice is sent by first class mail, postage prepaid, addressed to the holder or delivered by hand (or so mailed to certain holders and so delivered to other holders) at their respective addresses appearing on the register maintained by the Warrant Agent and if in the case of joint holders of any Special Warrants more than one address appears on the register in respect of that joint holding, the notice shall be addressed or delivered, as the case may be, only to the first address, as the case may be, so appearing. Any notice so given shall be deemed to have been given on the day of delivery by hand or on the next Business Day if delivered by mail.

(2) If, by reason of strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Special Warrantholders could reasonably be considered unlikely to reach its destination, the notice may be published or distributed once in the Report on Business section of the national edition of The Globe and Mail newspaper or, in the event of a disruption in the circular of that newspaper, once in a daily newspaper in the English language of general circulation in the City of Toronto, Ontario; provided that in the case of a notice convening a meeting of the holders of Special Warrants, the Warrant Agent may require such additional publications of that notice, in the same or in other cities or both, as it may deem necessary for the reasonable protection of the holders of Special Warrants or to comply with any applicable requirement of law or any stock exchange. Any notice so given shall be deemed to have been given on the day on which it has been published in all of the cities in which publication was required (or first published in a city if more than one publication in that city is required). In determining under any provision hereof, the date when notice of any meeting or other event must be given, the date of giving notice shall be included and the date of the meeting or other event shall be excluded.

11.3	Discretion of Directors

Any matter provided herein to be determined by the directors of the Company in their sole discretion and determination so made will be conclusive.

11.4	Satisfaction and Discharge of Indenture

Upon the date by which Purchase Warrants shall have been delivered to Special Warrantholders to the full extent of the rights attached to all Special Warrants theretofore certified hereunder and the monies to be paid hereunder have been paid, this indenture shall cease to be of further effect and the Warrant Agent, on demand of and at the cost and expense of the Company and upon delivery to the Warrant Agent of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this indenture have been complied with and upon payment to the Warrant Agent of the fees and other remuneration payable to the Warrant Agent, the parties hereto shall execute proper instruments acknowledging satisfaction of and discharging this indenture.

11.5	Provisions of Indenture and Special Warrants for the Sole Benefit of Parties and Special Warrantholders

Nothing in this indenture or in the Special Warrants, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the Special Warrantholders any legal or equitable right, remedy or claim under this indenture, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Special Warrantholders.

11.6	Counterparts and Formal Date

This indenture may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear the date set out at the top of the first page of this indenture.

IN WITNESS WHEREOF the parties hereto have executed this indenture under the hands of their proper officers in that behalf.

PERU COPPER INC.

Per:	/s/ Illegible
Authorized Signing Officer

COMPUTERSHARE TRUST COMPANY OF CANADA

Per:	/s/ Illegible
Authorized Signing Officer

Per:	/s/ Illegible
Authorized Signing Officer

SCHEDULE “A”

FORM OF SPECIAL WARRANT CERTIFICATE

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE EARLIER OF (i) THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE DATE THE ISSUER FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AND SASKATCHEWAN, IF THE ISSUER IS A SEDAR FILER; AND (ii) THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE PURCHASER OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE.

[For U.S. Persons, persons in the United States or persons for the account or benefit of a U.S. Person or a person in the United States, the following legend is applied in place of the foregoing]

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULES 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE U.S. STATE SECURITIES LAWS, AND THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE CORPORATION AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY AN OPINION OF COUNSEL OF OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. AT ANY TIME THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 902 UNDER THE 1933 ACT, A NEW CERTIFICATE, BEARING NO LEGEND, THE DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY” MAY BE OBTAINED FROM THE COMPANY’S TRANSFER AGENT UPON DELIVERY OF THESE CERTIFICATE AND A DULY EXECUTED DECLARATION, IN FORM SATISFACTORY TO THE COMPANY AND THE COMPANY’S TRANSFER AGENT TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH RULE 904 OF

REGULATIONS UNDER THE 1933 ACT AT A TIME WHEN THE COMPANY IS A “FOREIGN ISSUER” AS DEFINED IN RULE 962 UNDER THE 1933 ACT.”;

SPECIAL WARRANTS

TO ACQUIRE COMMON SHARES

AND PURCHASE WARRANTS OF

PERU COPPER INC.

(A corporation existing under the laws of the Province of Ontario)

Special Warrant Certificate No. SW <>	Certificate for Special Warrants, each entitling the holder to acquire one Share Purchase Warrant of Peru Copper Inc.

THIS IS TO CERTIFY THAT, for value received,                                           (herein called the “holder”) is entitled to receive in the manner herein provided and without further payment therefor, subject as hereinafter provided and as more specifically set forth in the Special Warrant Indenture (defined below) one common share purchase warrant (a “Purchase Warrant”) of Peru Copper Inc. (the “Company”), for each of the Special Warrants evidenced by this certificate. Capitalized terms used in this Special Warrant Certificate and not otherwise defined shall have the meanings ascribed to them in the Special Warrant indenture.

The Special Warrants represented by this Special Warrant Certificate are issued under and pursuant to a Special Warrant indenture (the “Special Warrant Indenture”) made as of March 18, 2004 between the Company and the Warrant Agent to which Special Warrant Indenture and any instruments supplemental thereto reference is hereby made. For a full description of the rights of the holders of the Special Warrants and the terms and conditions upon which Special Warrants are, or are to be, issued, held, exchanged and surrendered, all to the same effect as if the provisions of the Special Warrant Indenture and all instruments supplemental thereto were herein set forth, and to all of which provisions the holder of this Special Warrant Certificate by acceptance hereof assents.

In the event of any inconsistency between the terms set forth in this Special Warrant Certificate and the terms of the Special Warrant Indenture, the terms of the Special Warrant Indenture shall govern.

The Exercise Period shall be the period commencing on the Closing Date and terminating at 5:00 p.m. (Toronto time) on the Effective Date.

The Special Warrants represented by this Special Warrant Certificate may be exercised by the holder during the Exercise Period by:

(a)	duly completing and executing the attached exercise form; and

(b)	surrendering this Special Warrant Certificate to the Warrant Agent at its principal office in the City of Toronto, Ontario.

If the Special Warrants represented by this Special Warrant Certificate are exercised by the Special Warrantholder prior to the Effective Date, the Purchase Warrants issued hereunder may be subject to hold periods under applicable securities legislation and may be endorsed with legends to that effect.

If the Special Warrants represented by this Special Warrant Certificate are exercised or are deemed to be exercised by the holder notwithstanding that the Effective Date has not occurred, any such exercise or deemed exercise shall be subject to the holder providing such assurances and executing such documents as the Company or the Warrant Agent, acting reasonably, may require, and shall be subject to such delay as may be necessary, to ensure compliance with applicable securities legislation. The Warrant Agent is entitled to assume compliance with Securities Laws unless otherwise notified in writing by the Company.

The holder of this Special Warrant Certificate may, upon surrender hereof to the Warrant Agent at its principal office in the City of Toronto, Ontario, exchange this Special Warrant Certificate for other Special Warrant Certificates evidencing Special Warrants entitling the holder to receive in the aggregate the same number of Purchase Warrants as may be acquired pursuant to the Special Warrants evidenced by this Special Warrant Certificate. If upon the Effective Date, any Special Warrants have not been exercised by the holders thereof, such Special Warrants shall be deemed to have been exercised by the Warrant Agent on behalf of such holders without any future action on the part of the holders.

The holding of the Special Warrants evidenced by this Special Warrant Certificate shall not constitute the holder hereof a shareholder of the Company or entitle the holder to any right or interest in respect thereof except as herein and in the Special Warrant Indenture expressly provided.

The Special Warrants evidenced by this Special Warrant Certificate may only be transferred in accordance with applicable Securities Laws and, subject thereto, may be transferred on the register kept at the offices of the Warrant Agent by the holder hereof or the holder’s legal representatives or his or her or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Warrant Agent only upon compliance with the conditions prescribed in the Special Warrant Indenture and upon compliance with such reasonable requirements as the Warrant Agent may prescribe.

The Special Warrants represented hereby and securities that may be acquired hereunder have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or applicable state securities laws, and the Special Warrants evidenced by this Certificate may not be exercised by or on behalf of any

“U.S. person”, as such term in defined in Regulation S under the 1933 Act, or a Person within the United States unless registered under the 1933 Act or pursuant to an applicable exemption from registration under the 1933 Act and applicable state securities laws and the Company has received an opinion of counsel of recognized standing to such effect in form and substance satisfactory to the Company; provided that an “accredited investor”, as defined in Rule 501(a) of Regulation D under the 1933 Act, that purchased Units in the Company’s private placement of Units in the United States, will not be required to deliver an opinion of counsel in connection with the exercise of the Special Warrants that formed a part of the Units.

This Special Warrant Certificate shall not be valid for any purpose whatever unless and until it has been manually countersigned by or on behalf of the Warrant Agent. The certification of the Warrant Agent on the Special Warrant Certificate issued hereunder shall not be construed as a representation or warranty by the Warrant Agent as to the validity of this Special Warrant Certificate (except the due certification thereof) and the Warrant Agent shall in no respect be liable or answerable for the use made of the Special Warrants or any of them or of the consideration therefor, except as otherwise specified herein.

The parties confirm that it is their wish that this Certificate be drawn up in English only. Les parties aux presentes confirment que c’est leur volonte que la presente convention de meme que tous les documents, y compris les avis s’y rattachant, soient rediges en anglais seulement.

Time shall be of the essence hereof.

IN WITNESS WHEREOF the Company has caused this Special Warrant Certificate to be signed by its duly authorized officer as of the              day of March, 2004.

PERU COPPER INC.

By:
Authorized Signing Officer

Countersigned by:

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
Authorized Signing Officer

Date:

TRANSFER OF SPECIAL WARRANTS

THE SPECIAL WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A U.S. PERSON OR TO ANY PERSON IN THE UNITED STATES (AS DEFINED IN RULE 902(k) OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED) OR TO ANY PERSON FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR A PERSON IN THE UNITED STATES, EXCEPT IN LIMITED CIRCUMSTANCES SPECIFIED IN THE SPECIAL WARRANT INDENTURE.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name)

(address)

             of the Special Warrants registered in the name of the undersigned represented by the within certificate.

DATED the              day of                     ,                     .

Signature of Special Warrantholder

guaranteed by:

Authorized Signature Number

NOTE: The signature to this transfer must correspond with the name as recorded on the Special Warrants in every particular without alteration or enlargement or any change whatever. The signature of the person executing this transfer must be guaranteed by an authorized officer of a Canadian chartered bank or of a major Canadian trust company or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program or from a similar entity in the United States, if this transfer is executed in the United States, or in accordance with industry standards.

Deliver to:

Computershare Trust Company of Canada

100 University Avenue, 9th Floor

Toronto, Ontario

M5J 2Y1

EXERCISE FORM

TO:

Computershare Trust Company of Canada

100 University Avenue, 9th Floor

Toronto, Ontario

M5J 2Y1

Attention: Corporate Actions

The undersigned holder of the within Special Warrants hereby exercises                      of the Special Warrants represented hereby and the right provided for in such exercised Special Warrants to receive Purchase Warrants of Peru Copper Inc. issuable pursuant to such Special Warrants.

The undersigned hereby irrevocably directs that the said Purchase Warrants be issued and delivered as follows:

Name(s) in Full	Address(es)	Number(s)

(Please print in full the name in which certificates are to be issued. If any of the securities are to be issued to a person or persons other than the Special Warrantholder, the Transfer of Special Warrants form must be completed and the Special Warrantholder must pay any and all eligible transfer taxes or other government charges.)

Note: Certificates will not be registered or delivered to an address in the United States unless Box B or Box C below is checked.

The undersigned represents, warrants and certifies as follows (one (only) of the following must be checked):

☐ A	The undersigned holder (i) at the time of exercise of the Special Warrants is not in the United States; (ii) is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Special Warrants on behalf of a “U.S. person”; and (iii) did not execute or deliver this exercise form in the United States.

☐ B

The undersigned holder (i) purchased the Special Warrants directly from Peru Copper Inc. pursuant to a written subscription agreement for the purchase of Units with each unit consisting of one Note and one-half of one Special Warrant, (ii) is exercising the Special Warrants solely for its own account and not on behalf of any other Person; and (iii) was an “accredited investor”, as that term is defined in Regulation D under the U.S. Securities Act, both on the date the Special Warrants were purchased from the Company and on the date of exercise of the Special Warrants.

☐ C.	The undersigned holder has delivered to Peru Copper Inc. an opinion of counsel (which will not be sufficient unless it is from counsel of recognized standing and in form and substance satisfactory to Peru Copper Inc.) to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

DATED this                      day of                             ,                     .

Witness	Signature of Registered Special Warrantholder

Witness	Name of Registered Special Warrantholder

Address of Registered Special Warrantholder

Social Insurance Number of Registered Special Warrantholder

☐	Please check box if these certificates are to be delivered to the office where this Special Warrant Certificate is surrendered, failing which the certificates will be mailed to the address shown on the register.

(The Warrant Agent may require that the signature above be guaranteed, in which event the following must be completed.)

Signature of Warrantholder

Guaranteed By:

Authorized Signature Number

NOTE: If the signature of the person executing their form is to be guaranteed, it must be guaranteed by an authorized officer of a Canadian chartered bank or of a major Canadian trust company or by a medallion signature guarantee from a member recognized under the Medallion Guarantee Program or from a similar entity in the United States, if this form is executed in the Untied States, or in accordance with industry standards.

NOTE: If Box C is to be checked, holders are encouraged to consult with Peru Copper Inc. in advance to determine that the legal opinion tendered in connection with exercise will be satisfactory in form and substance to Peru Copper Inc.

SCHEDULE “B”

Form Of Declaration For Removal Of Legend

TO:	Computershare Trust Company of Canada

as registrar and transfer agent

for Special Warrants of Peru Copper Inc.

The undersigned (a) acknowledges that the sale of the securities of Peru Copper Inc. (the “Corporation”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “ U.S. Securities Act”) and (b) certifies that (1) the undersigned is not an affiliate of the Corporation as that term is defined in Rule 405 of the U.S. Securities Act, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed in, on or through the facilities of the Toronto Stock Exchange, TSX Venture Exchange or any other designated offshore securities market as defined in Regulation S under the U.S. Securities Act and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off’ the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act.

Dated:
Name of Seller

By:
Name:
Title:

SCHEDULE “C”

FORM OF NOTICE TO WARRANT AGENT

NOTICE

TO:	Computershare Trust Company of Canada (the “Warrant Agent”)

Reference is made to the Special Warrant Indenture dated as of March 18, 2004 among the undersigned and the Warrant Agent (capitalized terms used herein without definition having the meanings specified therein).

In accordance with the provisions of the Indenture we are writing to advise you that the Effective Date has occurred.

The Warrant Agent is hereby irrevocably directed and authorized to issue and deliver on behalf of the Company certificates representing • Warrants to the persons to whom such Warrants are to be issued pursuant to the Indenture following the Effective Date (which occurred on •  , 2004), all as provided in Section 4.8 of the Indenture. The Warrants shall be deemed to be issued at the Effective Date (which is •  , 2004 ) nothwithstanding that a certificate evidencing such Warrants has not been issued. We hereby confirm that the allotment and issue of these Warrants has been duly authorized by all necessary action.

DATED the                      day of                             , 2004.

PERU COPPER INC.

By:
Authorized Signing Officer